SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 25, 1999


                        GS Financial Products U.S., L.P.
             (Exact name of registrant as specified in its charter)




      Cayman Islands                  No. 000-25178            No. 52-1919759
(State or other jurisdiction     (Commission File Number)     (I.R.S. employer
     of incorporation)                                       identification no.)



                                  P.O. Box 896
                       Harbour Centre, North Church Street
                          Grand Cayman, Cayman Islands
                               British West Indies
                    (Address of principal executive offices)


                                 (345) 945-1326
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Accompanying this Current Report on Form 8-K as exhibits 23.1 and 99.1 hereto, respectively, are (i) the consent of PricewaterhouseCoopers LLP, independent accountants, to the incorporation by reference of the report on their audit of the balance sheets of GS Financial Products US Co. as of November 27, 1998 and November 28, 1997, in the registrant's Registration Statement on Form S-3 (File No. 33-99948) and (ii) the balance sheets of GS Financial Products US Co. as of November 27, 1998 and November 28, 1997, including the report of PricewaterhouseCoopers LLP, independent accountants, thereon.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)  The following exhibits are filed as part of this Form 8-K:

              23.1  Consent of PricewaterhouseCoopers LLP

              99.1 Balance Sheets of GS Financial Products US Co., including independent accountants' report thereon.



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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 25th day of February, 1999.



                                           GS FINANCIAL PRODUCTS U.S., L.P.
                                           acting by its general partner, GS
                                           Financial Products US Co.



                                        By:      /s/  C. Douglas Fuge
                                            ------------------------------------
                                                      C. Douglas Fuge
                                                President, Principal Financial
                                                Officer and Principal
                                                Accounting Officer

                                           For and on behalf of GS Financial
                                           Products US Co., managing general
                                           partner of GS Financial Products
                                           U.S., L.P.



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



                                Index to Exhibits




Exhibit No.           Description

   23.1               Consent of PricewaterhouseCoopers
                      LLP

   99.1               Balance Sheets of GS Financial
                      Products US Co., including
                      independent accountants' report
                      thereon.



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